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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) December 24, 1999

                         UNIROYAL TECHNOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State of other jurisdiction of incorporation)



        0-20686                                                  65-0341868
Commission File Number)                    (IRS Employer Identification No.)



Two North Tamiami Trail, Suite 900
Sarasota, Florida                                                 34236
-------------------------------------------                   --------------
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code (941) 366-2100



 (Former name or former address, if changed since last report.)


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Item 5.  Other Events.
-----------------------

Attached hereto as Exhibit 99 and incorporated herein by reference is the text of the registrant's press release which was made on December 27, 1999.

In its press release dated December 27, 1999 Uniroyal Technology Corporation announced that it has agreed to sell its High Performance Plastics Segment to Spartech Corporation for approximately $217.5 million.

Item 7.  Exhibits
----------------------

Table                                                           Exhibit
Item No.          Exhibit Description                           Number
------------------------------------------------------------------------

    99            Press release dated December 27, 1999           99
                  regarding agreement to sell High Performance
                  Plastics Segment to Spartech Corporation.

                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         UNIROYAL TECHNOLOGY CORPORATION



                   By:     /s/ George J. Zulanas, Jr.
                              ----------------------
                             George J. Zulanas, Jr.
                             Vice President, Treasurer and
                             Chief Financial Officer

Dated: December 27, 1999